Exhibit 99.1

H A R N E SS I N G T H E P O W E R O F T H E I NN A T E I MM U N E S Y S T E M Targeting Innate Immune Dysfunction I N M B INVESTOR PRESENTATION September 2021

F O R W A R D L OO K I N G S T A T E M E N T S This presentation contains “forward - looking statements” Forward - looking statements reflect our current view about future events . When used in this presentation, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward - looking statements . Such statements, include, but are not limited to, statements contained in this presentation relating to our business strategy, our future operating results and liquidity and capital resources outlook . Forward - looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions . Because forward – looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict . Our actual results may differ materially from those contemplated by the forward - looking statements . They are neither statements of historical fact nor guarantees of assurance of future performance . We caution you therefore against relying on any of these forward - looking statements . Important factors that could cause actual results to differ materially from those in the forward - looking statements include, without limitation, our ability to raise capital to fund continuing operations ; our ability to protect our intellectual property rights ; the impact of any infringement actions or other litigation brought against us ; competition from other providers and products ; our ability to develop and commercialize products and services ; changes in government regulation ; our ability to complete capital raising transactions ; and other factors relating to our industry, our operations and results of operations . There is no guarantee that any specific outcome will be achieved . Investment results are speculative and there is a risk of loss, potentially all loss of investments . Actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned . Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them . We cannot guarantee future results, levels of activity, performance or achievements . Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward - looking statements to conform these statements to actual results . 2 2

FOLLOW US

INVESTMENT HIGHLIGHTS

- **Clinical-stage biopharmaceutical company** with two therapeutic platforms in Phase 1 and Phase 2 of development
- **Patented therapies that repair dysfunction of the innate immune system** to combat immune diseases including; **Alzheimer's Disease, Cancer, Treatment Resistant Depression and other serious conditions**
- **Two unique platforms**

  1. DN-TNF: First selective TNF inhibitor targeting inflammation without demyelination or immunosuppression

  - Different from currently approved TNF inhibitors that are **contraindicated in most therapeutic markets due to immunosuppression and demyelination**

  2. NK Cell Priming: Producing cancer killing **memory like NK cells** to eliminate residual disease - the cause of cancer relapse

- **Third-party validation**
  - Over 65 publications from multiple universities worldwide on both platforms with extensive *in vivo* data
  - More than $4M in grants from AA, ALS and NIH

Estimates from [1]GBI Research, [2]BCC Research, [3]MarketWatch, and [4]ResearchandMarkets.com.

INmuneBio
INNATE IMMUNITY

INMB
Nasdaq

PRICE(8/20/21)	S/O SHARES
$15.87	~17.7 M
MARKET CAP	DEBT
~$280 M	$15 M
52-WEEK RANGE	AVG. VOLUME
$7.28 - $29.99	~430,000
INSIDE OWNERSHIP	COVERAGE
~30%	BTIG/B. Riley/ Roth/Maxim

3

OUR STRATEGY

TARGETING INNATE IMMUNE SYSTEM DYSFUNCTION

The human immune system undergoes aging-related changes, which progress to a state of immunosenescence and chronic inflammation. Chronic inflammation leads to age related diseases that are difficult to treat and the cause of significant morbidity and death



Neurological Disease
Autoimmune Disease
Infectious Disease
Cardiovascular Disease
Pulmonary Disease
Cancer
Metabolic Disease
Chronic inflammation
Immunosenesence
Innate immune dysregulation

INmuneBio
INNATE IMMUNITY

Innate immune system plays a critical and often overlooked role in host protection and normal function

50% of all deaths are attributable to inflammation-related diseases[1]

[1] Furman et al, *Nat Med.* 2019

4

DEVELOPMENT

AN ACTIVE PIPELINE OF THERAPIES THAT TARGET THE INNATE IMMUNE RESPONSE

DN-TNF PLATFORM	DISEASE FIELD	PRE-CLINICAL	PHASE I	PHASE II (POC)	PIVOTAL	EST. NEXT MILESTONE
XPro™	Alzheimer's Disease CNS					P2 data analysis underway 2021
QUELLOR™	COVID-19 Cytokine Storm					P2 Start 4Q 2021
XPro™	Treatment Resistant Depression					P2 Start 4Q 2021
NK PRIMING PLATFORM						
INKmune™	Myelodysplastic Syndrome ONCOLOGY					

INmuneBio
INNATE IMMUNITY

UPCOMING EVENTS

- P1 AD Data 3Q 2021
- P2 AD Start 4Q 2021
- P2 TRD Initiation 4Q 2021
- P2 COVID-19 data 2H 2021
- P1 HR-MDS data 2H 2021

PATENTS PENDING

DN-TNF PLATFORM
2024
Pegylated DN-TNF (licensed from Xencor)
2032
Methods for treatment of neurologic disease
2035
Use for treatment of cancer (issued in US)
2039
Use for treatment of NASH
2040
Use for immune mediated complications from COVID-19/CRS

NK PRIMING PLATFORM
2035
Use for treatment of cancer
2039
INB16 composition-of-matter

5

▪ Visible programs AD, TRD, ALS ▪ “Out - of - Sight” PD, MS, FTD, LBD, TBI PTSD, autism, bi - polar disease Much, much, more…. ▪ Visible programs High risk MDS; Ovarian Cancer ▪ “Out - of - Sight” AML, MM, lymphoma RCC, Lung, prostate and breast cancer DN - T N F A N D I N K M U N E TIP OF THE ICEBERG 6

f o r A D Treating Alzheimer’s Disease as an Immunologic Disease … not A Neurologic Disease 7

OUR STRATEGY IN AD

BREAKING THE DESTRUCTIVE CYCLE OF NEUROINFLAMMATION DRIVEN BY GLIAL ACTIVATION

Any Drug Therapy Must Stop Nerve Cell Death and Improve Synaptic Dysfunction


Amyloid plaques
Neurofibrillary tangles
Behavioral,
Environmental
and Genetic factors
MICROGLIA
sTNF
Nerve Cell
Death
Synaptic
Dysfunction
Cognitive
Decline

8

INmuneBio
XPro™
for AD

TARGET ENGAGEMENT RESULTS FROM PHASE I TRIAL

XPRO DECREASES NEUROINFLAMMATION IN AD

1. XPro™ decreases neuroinflammation in patients after 12 weeks of therapy
2. Statistically decreased neuroinflammation when measured by:
   - White Matter Free Water – a validated non-invasive MRI measure of neuroinflammation
   - Chemokine and cytokine levels in CSF
3. Neuroinflammation controlled safely for at least 9 months in patients in extension study

XPro™ Reduces Neuroinflammation Within the Arcuate Fasciculus


% Change in Neuroinflammation
5
0
-5
-10
-15
-20
-25
-30
-35
-40
4.58 %
ADNI cohort
(N=25)
XPro1595
(N=6)
-40.3%

Xpro™ (1 Mg/Kg; N=6) Reduced Whole Brain Neuroinflammation (12 Weeks)


MRI WMFW ~5% decline
WMFW
Mean
CCL8
OLR1
IL2
CXCL9
TGFA
IL6
TNFSF12
CCL11
HGF
FLT3LG
IL17F
IL7
IL18
CCL13
TNFSF10
CXCL10
IFNG
IL10
IL15
CCL3
CXCL8
MMP12
CSF2
VEGFA
IL17C
CCL2
IL17A
OSM
CSF1
CCL4
CXCL11
LTA
CCL7
MMP1
0%
-5%
-10%
-15%
-20%
-25%
-30%
-35%
-40%
-45%
-50%
imeka
Olink Target 48 Cytokine panel

9

INmuneBio
XPro™
for AD

DOWNSTREAM EFFECTS OF TARGET ENGAGEMENT RESULTS FORM PHASE I TRAIL

BENEFITS OF REDUCING NEUROINFLAMATION


Significant Regulation of AD Relevant Neuroinflammatory, Neural Injury, and Synaptic Proteins
CSF Proteome
20 of 26 Targets Significant (P ≤ 0.0001)
proteome sciences
Pre-specified Analysis Using tmtCalibrator™

XPro™ DECREASES
Neuronal Injury

↓ 91% Visinin-like Protein 1

↓ 84% Neurofilament Light Chain

XPro™ IMPROVES
Synaptic Dysfunction

↑ 222% Contactin-2

↓ 56% Neurogranin

10

INmuneBio
XPro™
for AD

XPRO1595 REDUCTION OF NEUROINFLAMMATION IS DOSE-DEPENDENT CSF following 12 weeks of treatment

Olink® Target 48 Cytokine

CCL8	OLR1	IL27	IL2
CXCL9	TGFA	IL6	TNFSF12
CCL11	HGF	FLT3LG	IL17F
IL7	IL18	CCL13	TNFSF10
CXCL10	IFNG	IL10	CCL19
IL15	CCL3	CXCL8	MMP12
CSF2	CSF3	VEGFA	IL17C
CCL2	IL17A	OSM	CSF1
CCL4	CXCL11	LTA	CCL7
MMP1			


CSF Inflammation Composite
150
100
50
0
-50
-100
Percent Change
0.3
0.6
1.0
Dose

11

INmuneBio
XPro™
for AD

ASSESSING WHITE MATTER PATHOLOGY – pTau 217/181

CSF following 12 weeks of treatment


CSF phospho-tau217
CSF phospho-tau181
logRatio
Baseline
Week 12

ASSESSING WHITE MATTER PATHOLOGY – pTau 217 DOSE RESPONSE

CSF following 12 weeks of treatment


CSF pT217
Percent Change over 12 Weeks
100
50
0
-50
-100
0.3
1.0
Dose (mg/kg)

Dose

12

INmuneBio
XPro™
for AD

QUANTIFYING CNS BENEFITS OF DECREASED NEUROINFLAMMATION RESULTS FORM PHASE I TRIAL

NON-INVASIVE MEASUREMENT OF CNS PATHOLOGY

The Virtual Biopsy – MRI Imaging Can Measure White and Gray Matter Quality


imeka
DISEASED
HEALTHY
WHITE MATTER
GRAY MATTER
oxford brain diagnostics
DISEASED
HEALTHY

Apparent fiber density (AFD)
A measure of White matter quality

Cortical Disarray Measurement (CDM)
A measure of Gray Matter quality

13

INmuneBio
XPro™
for AD

TARGETING WHITE MATTER TO TREAT CNS DISEASE RESULTS FROM PHASE I TRIAL

APPARENT FIBER DENSITY (AFD) Non-invasive Biomarker of White Matter Disease

Cross Section of **Healthy White Matter**



Cross Section of diseased **AD White Matter -** Loosely Spaced Neurons by Extracellular Water


WATER
Increase in extracellular water
Axonal disruption and loss
Myelin degradation

XPRO™ RESULTS FROM PHASE I TRIAL

IMPROVED BIOMARKERS OF AXONAL INTEGRITY IN AF


INmune patients N = 6
ADNI database N = 36
AFD in Arcurate Fasciculus (% Change)
0.2
0.1
0.0
-0.1
+16%
+10%
0
3
6
9
12
15
18
21
24

XPRO™ AFTER 3 MONTHS

- Increase of AFD in **34 of 35 white matter tracts**
- 6-12% increase in bundles directly implicated in AD
- Strong correlation with CSF markers

↑10% in AFD

After 3 Months of XPRO™ Therapy In The Arcuate Fasiculus

↑16% in AFD

After 9 Months of XPRO™ Therapy In The Arcuate Fasiculus

14

0 3 6 9 12 15 18 21 24 - 10 0 - 5 5 15 10 20 Fiber Density in AD bundles (% change) XPro1595 1 mg/kg ADNI database N = 36 N = 6 N = 5 N = 5 N = 3 +17% f o r A D LONGITUDINAL APPARENT FIBER DENSITY Xpro Œ RESULTS Visit (months) 15

INmuneBio
XPro™
for AD

Xpro™ RESULTS

LONGITUDINAL FREE WATER


Free-water in AD bundles (% change)
30
20
10
0
-10
-20
-30
-40
-50
-60
XPro1595 1 mg/kg
ADNI database N = 36
XPro
-46%
N = 6
N = 5
N = 5
N = 3
0
3
6
9
12
15
18
21
24
Visit (months)



16

f o r A D L O N G I T U D I N A L R A D I A L D I FF U S I V I T Y Xpro Œ RESULTS - 16% 17

f o r A D I N C R E A S E I N W H I T E M A TT E R V O L U M E (MACROSTRUCTURE) Xpro Œ RESULTS 18 0 12 3 6000 0 4 4000 0 4 2000 0 4 0000 0 3 8000 0 4 6000 0 3 6 9 V isit ( m o nt h s ) Total White Matter volume (mm 3 ) 0 . 146 9 0 12 5 00 0 5 50 0 6 00 0 6 50 0 3 6 9 Visit (months) Left Inferior Temporal volume (mm 3 ) 0. 038 1 0.1226 0. 083 9

INmuneBio
XPro™
for AD

SUMMARY

✓ White matter microstructure degenerates with Alzheimer's Disease

✓ Neuroinflammation as well as axon & myelin disruption

✓ Non-invasive advanced MRI & Imeka tools quantify where & how white matter is disrupted and rescued

In Alzheimer's Disease bundles over a 12-month period:

1) XPro1595 <u>reduces</u> FreeWater by 46% (neuroinflammation)
2) XPro1595 <u>increases</u> Apparent Fiber Density by 17% (axon integrity)
3) XPro1595 <u>reduces</u> tissue Radial Diffusivity by 16% (remyelination)

✓Confirmed by CSF inflammatory & tau markers

19

INmuneBio
XPro™
for AD

WHAT IS NOT MEASURED? RESULTS FROM PHASE I TRIAL

COGNITION RESULTS ENCOURAGING BUT ANECDOTAL

Trial Did Not Include a Placebo Group

Phase 1b Mild AD Patients With Neuroinflammation On Xpro™ Had Best Response


-2
Meaningful progression
-1
Minor progression
0
Stable Disease
1
Minor Improvement
2
Meaningful Improvement
Mild AD patients had greatest improvement in cognition had the largest reduction in neuroinflammation

- Phase I study: small N, disease heterogeneity (mild, moderate and severe), short time period, no placebo group
- Assessments administered:
  - Cognitive: MMSE, Verbal Fluency Test, Digit Symbol Coding
  - Neuropsychiatric Inventory
  - Bristol Activities of Daily Living Scale
- Comparing across patients of different disease states, Dr. Judith Jaeger issued each patient a qualitative score of (-2, -1, 0, 1 ,2) based on her assessment of the overall change over 3 months

20

INmuneBio
XPro™
for AD

DATA DRIVEN TRIAL DESIGN LEARNINGS FROM PHASE I TRIAL

PHASE 1 TRIAL INFORMED DOSE, DURATION AND DESIGN

- **INCLUSION**
  Mild AD with biomarkers of inflammation
- **SIZE - 200 patients**
  2:1 randomization (134 XPro™ vs 66 placebo)
- **DOSE**
  1 mg/kg/week subQ
- **DURATION –** 6 months
- **COGNITION END-POINT** - EMACC

Phase I inclusion criteria selected for patients with neuroinflammation

Patients with mild AD and neuroinflammation progress rapidly safe/effective for 50 weeks

Low variability in neuroinflammation

EMACC sensitive to improved cognition

- **Enrichment:** matching patient's disease (neuroinflammation) with drug MOA de-risks trial
- **Placebo group:** essential in CNS studies. Placebo effects are frequent in patient can care giver
- **Cognition:** choice of cognitive measure must consider patient stage (MIC, mild, mod, etc) and sensitivity to change. ADA Cog is not sensitive and can not measure improvements in disease
- **Variability:** variable response rates drive size of study. Low variability allows for smaller trials.

Early/mild Alzheimer's Cognitive Composite (EMACC)*: *Hassenstab, 2017*

21

INmuneBio
XPro™
for AD

PHASE 2 BLINDED, RANDOMIZED, PLACEBO-CONTROLLED IN MILD AD WITH BIOMARKERS OF INFLAMMATION

INCLUSION

- **200 patients**
  2:1 randomization (134 XPro™ patients vs 66 placebo patients)
- **1mg/kg XPro™ once a week for 6 months or placebo**
- **Inclusion criteria**
  Mild AD - CDR global: 0.5 or 1
  MMSE>21
  Two or more biomarkers of inflammation
    - CRP>1.5 mg/L
    - ESR>10 sec
    - HgbA1c>6%
    - ApoE4 positive

END-POINTS

- **Primary: EMACC***
  Internatonal Shopping List Test- Immediate recall
  Digit Span Forward and Backward
  Category fluency Test (2 categories)
  Letter fluency Test (3 letters)
  Trail making Test Part A & B
  Digit Symbol Coding Test
- **Secondary:**
  Goal Attainment Scale (GAS)
  ADCS-ADL
  ADAS-Cog13
  CDR-SB
  E-Cog
  NPI
  MRI: AFD, WMFW, CDM
  Blood inflammatory and neurodegeneration biomarkers

Early/mild Alzheimer's Cognitive Composite (EMACC)*: *Hassenstab, 2017*

22

INmuneBio
XPro™
for AD

SELECTIVE TNF INHIBITOR OF SOLUBLE TNF

Not Competing with Currently Approved TNF Inhibitors or Biosimilars

DN-TNF Neutralizes ONLY sTNF and Leaves tmTNF and TNF Receptors Free to Function whereas existing TNF inhibitors block tmTNF


"BAD" sTNF with DN-TNF
does not bind to receptors
Only "GOOD" tmTNF continues to
bind to TNFR1 and TNFR2
TNFR1
TNFR2
Internalization

Adapted from MacEwan et al 2002

The Benefits of INMB's Selective vs. Non-Selective sTNF Inhibition

	NON-Selective	XPro™ Selective DN TNF
Decreases inflammation	Y	Y
Increased risk of infection	Y	N
Increased risk of cancer	Y	N
Causes demyelination	Y	N
Neuroprotective	N	Y
Enhances neuroplasticity	N	Y

23

INmuneBio
XPro™
for AD

HOW XPro™ NEUTRALIZES sTNF

And importantly leaves tmTNF and TNF receptors alone. sTNF and tmTMF Do Very Different Things…

Nonglycosylated Protein
Expressed in E. Coli


Receptor binding,
"small" domain
(subunit A)
Mutation A145R
"large" domain
(subunit C)
Receptor binding,
Receptor binding,
(subunit B)
Mutation Y87H
Mutation R31C
(for 10kD pegylation)

see Steed et al., *Science*, 301, 2003

Soluble TNF Function Eliminated
No inflammatory signaling


TNFR 1 or 2 monomer
TNF monomer
DN-TNF monomer with
disrupted receptor interfaces
Normal sTNF activity
Active TNF
TNFR
sTNF binds TNFR
Inflammation
XPro1595 neutralizes sTNF
XPro1595
Active TNF
Inactive heterotrimers
TNFR
No Inflammation

DN-TNF Can Not Neutralize tmTNF
receptors not blocked so tmTNF biology preserved



24

INmuneBio
XPro™
for AD

APPROVED TNF INHIBITORS SHOULD NOT BE USED IN CNS

Demyelination Is An Off-Target Safety Side Effect of Currently Approved TNF Therapies

NORMAL	CUPRIZONE Model of Multiple Sclerosis	ETANERCEPT Anti-inflammatory AND immunosuppressive	DN-TNF Anti-inflammatory NOT immunosuppressive



B
A

EXACERBATED DEMYELINATION

REMYELINATION

XPro™ PROMOTES REMYELINATION

Cuprizone model of demyelination in mice: Prober 2017
https://inmunebio.com/index.php/en/science/xpro1595/references

25

Off - the - Shelf NK Therapy Producing memory like NK cells from Patient’s Own NK cells in Their Circulation (ie: in vivo) f o r Oncolo g y 26

INmuneBio
INKmune™
in Oncology

NK RECOGNITION AND BINDING TO TUMOR CELLS IS ESSENTIAL FOR CANCER CELL KILLING


1. NK recognizes tumor cell


2. NK makes strong bond to tumor cell



Activated NK Cell
Cancer Cell

3. NK forms stable immune synapse with tumor cell and NK ligands send activating signals to the NK cell


4. NK cell kills tumor cell


1. NK recognizes RESISTANT tumor cell


2. NK makes WEAK bond to tumor cell



NK Cell
Resistant Cancer Cell

3. NK forms Unstable immune synapse with tumor cell - NO ACTIVATION

4. NO LYSIS

INKmune™ Advantages

INKmune™

UNIVERSAL Potentially effective in blood cancers and solid tumors ✓

Off-the-shelf therapy ✓

Easy to use ✓

27

A M U L T I - D I M E N S I O N A L “ P S E U D O K I N E ” Moa #2 – InkMUNE Œ Differentiates Resting NK to “Memory - Like” NK Cells Cytokine cocktail (IL - 12/15/18) drives resting NK to memory - like NK (SciTranslMed 2016; Romee,Fenheger, et al) 0 5000 10000 15000 NK G 2 C M e F I 0 10000 20000 30000 40000 NK G 2 D M e F I 0 10000 20000 30000 N KG2 A M e F I 0 20000 40000 60000 80000 CD1 6 CD9 4 M e F I 0 5000 10000 15000 20000 M e F I Inkmune Generates Memory - like NK Cells with a Single Pseudokine Cytokine Induced Memory Like (CIML) NK cells and INKmune primed NK (TpNK) cells phenotypically identical Advantages of memory - like NK cells: ↑cytotoxicity, ↑persistence, ↑proliferation, active against solid tumors i n Onco l o g y 28

i n Onco l o g y INKmune First in Human Trial – MDS/AML Day 29 Data - First Patient treated with INKmune IV IV INKmune activates and matures NK cells for one month and counting…. INKmune activates all types of cytolytic NK cells INKmune induces NK proliferation in vivo 1st patient 0 5 1 0 1 5 2 0 0 5 0 100 150 200 % positive cells/  l CD56+/3 - % C D 56 + /3 - /  l 29 0 5 0 100 150 % Activated (CD69+) N K G 2 D + N K G 2 D - 1st patient NKG2D+ NK cells – anti - tumor NK cells NKp46+ NK cells – anti - viral NK cells NKG2D - NK cells – immature NK cells CD16+ NK cells – mediators of ADCC

INmuneBio
INKmune™
in Oncology

RESIDUAL DISEASE CAUSES CANCER RELAPSE

Difference Between Survival and Relapse is NK Failure to Eradicate Residual Disease

- Prevention of relapse key to survival and death in patients with cancer
- Relapse is caused by residual cancer cells
- NK cells, not T cells, are responsible for finding and targeting residual cancer cells to provide long lasting remission
- Patients with better functioning NK cells have longer survival


Leukemia "Survivors"
"High" NK killing
"Low" NK killing
Disease-free Survival
100
80
60
40
20
0
p=0.001
Leukemia "Relapsers"
Adapted from Lowdell et al Br J Haematology, 2002.
0 12 24 36 48 60 72 84 96 108
Months in complete response (CR)

HIGH-RISK MYELODYSPLASTIC SYNDROME (MDS) - INCURABLE

- One-third of all MDS cases evolve to become acute myeloid leukemia (AML)
- **Survival for patients is dismal**
- Patients with high-risk MDS have functionally defective NK cells [1]
- Level of NK dysfunction is predictive of overall survival[2]
- By 2022, global MDS drug market is expected to reach **$2.4 billion USD[2]**


Overall Survival
NK-cytotoxicity above a critical threshold
Median Survival "High" NK = 54 months
Survival Probability (%)
100
90
80
70
60
50
40
30
20
p=0.01
Median Survival "Low" NK = 18 months
Severe impairment of NK-cytotoxicity
0 10 20 30 40 50 60 70 80
Months ALIVE

30

INmuneBio
INKmune™
in Oncology

A MULTI-DIMENSIONAL "PSEUDOKINE"

MoA #1 – INKmune™ Increases Avidity of NK Cell Binding to Tumor Cells



rNK Cells (Green) Added To Resistant Tumor Cells



Low force causes break of immune synapse and NK collect in clusters

INKmune™ Primed NK Cells added to resistant tumor cells



Increasing force fails to break immune synapse and NK remain bound to tumor cells

Avidity of tumor cell binding by resting and primed NK cells

SK-OV-3 (n=3) 5 min


% NK Cells Bound
100
80
60
40
20
0
0
200
400
600
800
1000
rForce (pN)
resting NK
TpNK
NK IL-2
NK-IL-15

- TpNK lyse NK-resistant ovarian cancer cells
- IL15 primed NK NK-resistant ovarian cancer cells
- IL2 primed NK DO NOT lyse NK-resistant ovarian cancer cells

31

INmuneBio
INKmune™
in Oncology

HOW DOES INKMUNE™ WORK?

Resting NK don't bind/kill resistant tumor cells



Priming with IL-15 promotes NK killing



INKmune-primed NK form intensely strong bonds to tumor cells and kill them



INKmune™ ADVANTAGES:

Universal, potentially effective in blood cancers and solid tumors
Off-the-shelf therapy
Easy to use

32

INmuneBio
INKmune™
in Oncology

INKMUNE™ PHASE 1 STUDY

Phase I Trial in High-Risk MDS

DESIGN
Open-label dose escalation study of intravenous INKmune enrolling 9 patients

INCLUSION
Patients with MDS with excess blasts

ENDPOINTS
Primary: Evaluate the safety and tolerability of INKmune when given intravenously

GOAL
Evaluate Safety and Tolerability of INKmune™ in High-Risk MDS

FIRST IN HUMAN TRIAL OF INKMUNE™

Assess pharmacodynamics

Measure primed NK cells and function

Secondary:
Assess the change in [or effect upon] number and percentage of blasts in peripheral blood and bone marrow
Assess the overall response rate in subjects administered INKmune™ using WHO criteria
Assess the duration of response

33

INmuneBio
INKmune™
in Oncology

NK COMPETITIVE LANDSCAPE

18 Programs and Counting...

THE VARIABLES

- Cytokines - single or multiple as a therapeutic or as part of cell therapy
- NK cell source – autologous, allogeneic, iPSC, cord blood
- Genetically engineered – CAR or cytokine
- Off-the-Shelf or patient specific manufacturing

- A unique, stable cell line, not an NK cell
- >180 unique genes induced in resting NK cells
  - ↑NK survival = persistence
  - ↑ NK proliferation and ↑ NK cytokine secretion = more cancer killing cells
  - ↑ avidity = increased NK killing
- Patients' NK cells differentiate into TIML* NK cells phenotype = enhanced lytic function compared to CIML* NK cell
- Functional against solid and liquid tumors

Operation/Logistic advantages

- Off-the-Shelf; No need for a donor
- No need for cytokines administration
- No need for cryogenic shipping or storage

*TIML=Tumor Induced Memory Like

*CIML= Cytokine Induced Memory Like

34

f o r T R D Targeting Neuroinflammation for TREATMENT RESISTANT DEPRESSION (TRD) 35

INmuneBio
XPro™
for TRD

TREATMENT RESISTANT DEPRESSION (TRD)

The Subset of People Who Have Failed At Least Two Anti Depressants

1 out of 3 MDD patients or 33% of the estimated 7M patients	**Economic toll: $64B/year**	Higher comorbidity	Chronic course of MDD	**TNF biology in TRD**	**POC studies with anti-TNF** blood CRP predicts response **Symptoms affected** anhedonia, psychomotor retardation, fatigue, cognition

FRUSTRATIONS OF PSYCHIATRIC DRUG DEVELOPMENT

- Drug development in psychiatry is a “one size fits all” approach
  - 200+ ways to be diagnosed with depression
  - There are 200+ symptom combinations that will lead to a depression diagnosis
  - No Biomarkers
  - High placebo response
- Drug development failure rate in psychiatry
  - in Phase II: **35%** in Phase III: **65%**
- Effectiveness of approved drugs
  - 50% do not achieve remission
  - 33% have no response (treatment resistant)

36

INmuneBio
XPro™
for TRD

TRD IS DRIVEN BY INFLAMMATION

- 20 million adults have major depressive disorder (MDD) per year
- One third (~7 million patients) have Treatment Resistant Depression (TRD)[1]
- Cost of TRD is nearly $64 billion[2]

Plasma TNF levels are increased in TRD patients


*
*
Plasma TNF (pg/mL)
15
10
5
0
0
1
2
3
Number of Failed anti-depressant trials

Haroon et al., *Psychoneuroendocrinology*, 2018

THE PROBLEM

MDD, TRD And Inflammation

- One third (~7 million patients) have Treatment Resistant Depression (TRD)[1]
- **2.3 M of the 7 M patients have elevated levels of inflammation**


1 of 5
21 million people at any given time will have depression at some point in their life (MDD)
1 of 3
7 million people don't respond to current treatments (TRD)
1 of 3
2.3 million people will have elevated levels of inflammation

37

INmuneBio
XPro™
for TRD

TNF PREDICTS TRD

Anti-TNF Therapy Improves Depression in Patients With Elevated Inflammatory Biomarkers


A
Left VS Seed
-0.70
-0.40
Y = 8
Correlation coefficient (R)
vmPFC
Z = -9
B
Felger et al., 2016
VS-vmPFC FC (Z scores)
1.0
0.8
0.6
0.4
0.2
0.0
-0.2
*
**
CRP <1 mg/L (n=22)
CRP 1-3 mg/L (n=14)
CRP >3 mg/L (n=12)
C
CRP <1 mg/L
vmPFC
CRP >3 mg/L
2.80
0.05
Fisher's Z score
Z = -9
Z = -9

Inflammation-associated deficits in reward circuitry mediate the relationship between CRP and anhedonia in patients with depression

Anti-tnf Treatment Reduces Depressive Symptoms In Patients With Elevated Biomarkers of Inflammation


80
60
40
20
0
Percent HAM-D-17 Responders
41%
57%
62%
33%
≤ 5mg/L
> 5mg/L
Baseline hs-CRP

Treatment Response (≥50 reduction in HAM-D-17 at any point during treatment) Miller 2011

38

INmuneBio
XPro™
for TRD

PHASE 2 TRD TRIAL

Supported by Small Business Innovation Research (SBIR) grant from the National Institutes of Health

DESIGN
Six-week double blind placebo-controlled study of Xpro™
45 patients in Xpro™ at 1 mg/kg
45 patients in placebo control group
Biomarkers of inflammation at 0, 2, 6 weeks

INCLUSION
Failed 2 courses of antidepressants
C-reactive protein (CRP) levels >3 mg/L
Anhedonia

ENDPOINTS
Primary: Improve functional connectivity and reduce biomarkers of inflammation
Secondary: Improve clinical measures of motivation

BIOMARKERS OF INFLAMMATION


MRI
WMFW as measure of neuroinflammation
BLOOD
Inflammation
(Roche NeuroTool kit)
fMRI
Functional connectivity between motivation and reward centers in brain
BEHAVIORAL
Motivation
Clinical scales

39

f o r C O VI D - 1 9 Comp li c a ti on s Targ e ting CYT O KINE STORM may P revent Catastrophic Complications of COVID - 19 40

INmuneBio
QUELLOR™
for COVID-19

WHAT BRINGS PATIENTS TO THE HOSPITAL WITH COVID-19?


PROBLEM
HYPOTHESIS
SOLUTION

At time of hospitalization , the Cytokine Storm is making patients sick, mot the virus...

Focusing on the Cytokine Storm, not the virus, should make patients better

Targeting the Master Cytokine with QUELLOR should tame the Cytokine Storm

The dysregulated innate immune response to the virus causes Cytokine Storm

41

f o r C O V I D - 19 42 Adapted from Karki et al 2020 ▪ Block sTNF and downstream pro - inflammatory cytokines should decrease ▪ Synergism of TNF - α and IFN - γ triggers inflammatory cell death, tissue damage, and mortality T N F I S T H E “ M A S T E R ” O F T H E C Y T O K I N E S T O R M

INmuneBio
QUELLOR™
for COVID-19

PHASE 2 TRIAL

Treating Pulmonary Complications of COVID-19

DESIGN
SOC vs SOC+Quellor™ 1mg/kg subQ day 1 and 7 (if in hospital)
Patient discharged based on clinical status or final study visit day 28
366 patients randomized 1:1

INCLUSION
COVID-19 infection with room air $SaO_2 < 94\%$
One or more medical/demographic comorbidities: age≥60; hypertension, cardiovascular disease, BMI≥30; diabetes, Black or Hispanic race

ENDPOINTS
Primary: Need for mechanical ventilation in 28 days
Secondary: Transfer to ICU, new onset neurologic, cardiovascular or thromboembolic disease, development of renal failure or death

GOAL
Prevent Progression to Catastrophic Complications

First 100 patients "proof-of-concept" to GO/NOGO decision

↓

If DSMB says "GO", follow-on study 266 patients

43

INmuneBio
QUELLOR™
for COVID-19

QUELLOR PHASE 2 TRIAL: NEXT STEPS

Treating Pulmonary Complications of COVID-19

- Changing landscape:
  - Regulatory – FDA not awarding EUA for therapies
  - Clinical – C19 less lethal, SOC changing, geography challenging
- What we are doing:
  - Declared Phase II trial complete after 76 patients
  - Performing data base lock and analysis
  - Schedule end-of-Phase II meeting with FDA to understand approval pathway
- Decision to pursue approval for treatment of cytokine storm will depends on pandemic, FDA and Phase II results

44

HARNESSING THE POWER OF THE INNATE IMMUNE SYSTEM CONTACT US INmune Bio Inc. 980 N. Federal Hwy, Suite 110 Boca Raton, FL 33432 (858) 964 - 3720 I N M B www.inmunebio.com 45